Exhibit 99.2

UNAUDITED CONDENSED GROUP CONSOLIDATED FINANCIAL

STATEMENTS AS OF AND FOR THE NINE-MONTH ENDED

SEPTEMBER 30, 2014 AND 2013

PM GROUP

Condensed Consolidated Statement of Financial Position (unaudited)

(in Euro)		30/09/2014	31/12/2013
NON-CURRENT ASSETS
Tangible assets	(1)	18,614,976	19,256,205
Goodwill	(2)	33,192,959	33,192,959
Other intangible assets	(3)	3,825,746	3,715,926
Investments in other entities		1,560	1,560
Deferred tax assets	(4)	5,988,051	5,703,493
Other non-current assets		140,870	161,832

Total non-current assets		61,764,162	62,031,975

CURRENT ASSETS
Inventory	(5)	19,809,268	13,851,167
Trade receivables	(6)	20,277,192	28,521,700
Current tax receivables		3,059,867	2,066,842
Dividends receivable		300,000	300,000
Cash and cash equivalents	(7)	1,683,500	2,220,199
Other current assets		1,720,205	1,570,414

Total current assets		46,850,032	48,530,322

Assets held for sale	(26)	46,798,757	44,640,884

TOTAL ASSETS		155,412,950	155,203,181

LIABILITIES AND SHAREHOLDERS’ EQUITY
Share capital		23,311,420	23,311,420
Reserves		-15,467	-34,324
Accumulated deficit		-50,760,044	-49,299,634

Shareholders’ equity—Group		-27,464,091	-26,022,538

Capital and reserves of non-controlling interests		935,717	905,756
Net profit (loss) attributable to non-controlling interests		-131,310	29,961
Shareholders’ equity attributable to non-controlling interests		804,407	935,717

TOTAL SHAREHOLDERS’ EQUITY		-26,659,684	-25,086,821

NON-CURRENT LIABILITIES
Non-current financial payables	(8)	717,700	1,137,551
Employee benefits	(9)	1,352,744	1,413,558
Provisions for risks and charges	(10)	1,427,880	1,437,325
Deferred tax liabilities	(11)	3,197,327	3,038,312

Total non-current liabilities		6,695,651	7,026,746

CURRENT LIABILITIES
Current financial payables	(12)	99,853,416	100,162,961
Liabilities for financial instruments and derivatives	(13)	1,728,343	2,141,069
Current tax payables		1,859,592	1,624,037
Current trade payables	(14)	23,046,403	22,131,036
Other current liabilities		3,665,980	4,498,986

Total current liabilities		130,153,734	130,558,089

Liabilities held for sale	(26)	45,223,248	42,705,167

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		155,412,950	155,203,181

PM GROUP

Condensed Consolidated Statement of income for the nine-month period ended September 30, 2014 and 2013 (unaudited)

(in Euro)		9 M 2014	9 M 2013
Revenue from operating activities	(15)	53,541,589	50,775,349
Other revenue and income	(16)	1,470,589	1,243,245
Change in inventories or finished goods and work in progress		2,249,274	-590,896
Increase in non-current assets due to capitalisation of internal costs	(17)	886,388	1,557,402
Costs of raw material	(18)	-30,206,923	-25,718,000
Services	(19)	-9,649,637	-10,176,099
Personnel	(20)	-12,402,311	-13,384,012
Other operating expenses	(21)	-1,452,021	-1,968,510
Depreciation and amortisation	(22)	-1,943,126	-2,526,532
Impairment of tangible assets	(22)	0	-158,024
Provisions	(23)	-45,374	-49,452

Operating profit /(loss)		2,448,447	-995,531

Financial income and exchange gains	(24)	1,466,332	1,429,092
Financial expenses and exchange losses	(24)	-4,376,074	-4,816,147

Loss before taxation		-461,295	-4,382,586

Taxes on income	(25)	-770,222	468,422

Net Loss from continuing operations		-1,231,516	-3,914,164

Profit (Loss) from discontinued operations	(26)	-360,204	364,152

Net Loss for the period		-1,591,720	-3,550,012

Profit (Loss) attributable to non-controlling interests		-131,310	43,978

Net Loss attributable to the Group		-1,460,410	-3,593,990

PM GROUP

Condensed Consolidated statement of comprehensive income for the nine-month period ended September 30, 2014 and 2013 (unaudited)

(in Euro)	30/09/2014	30/09/2013
Net Loss for the period (A)	(1,591,720)	(3,550,012)

Gains/(losses) from translation into Euro of financial statements of foreign entities	18,857	(4,286)

Total other items of comprehensive income that will be recycled through the income statement, net of tax effect (b1)	18,857	(4,286)

Actuarial gains/(losses) from defined benefit plans	0	0

Total other items of comprehensive income that will not subsequently be recycled through the income statement, net of tax effect (b2)	0	0

Total other items of comprehensive income, net of tax effect (b1) + (b2) = (B)	18,857	(4,286)

Total comprehensive (loss) for the period (A)+(B)	(1,572,863)	(3,554,298)

Total comprehensive income (loss) attributable to non-controlling interests	(131,310)	43,978

TOTAL COMPREHENSIVE (LOSS) ATTRIBUTABLE TO THE GROUP	(1,441,553)	(3,598,276)

PM GROUP

Condensed Consolidated Statement of changes in equity (unaudited)

(in Euro)	Share capital	Translation reserve	Reserve under IAS 19	Total reserves	Accumulated Deficit	Shareholders’ equity - Group	Capital and reserves of non-controlling interests	Accumulated Profit/(Loss) attributable to non-controlling interests	Shareholders’ equity of non-controlling interests	TOTAL SHAREHOLDERS’ EQUITY
Shareholders’ equity at 01/01/2013	23,311,420	(185,689)	0	(185,689)	(12,360,008)	10,765,723	983,204	(56,954)	926,250	11,691,973
Movement on translation reserve	0	(4,286)	0	(4,286)	0	(4,286)	1,891	0	1,891	(2,395)
Effect of Acquisition of 41% of Air Service	0	0	0	0	0	0	(13,494)	0	(13,494)	(13,494)
Loss for period ended September 30, 2013	0	0	0	0	(3,593,990)	(3,593,990)	0	43,978	43,978	(3,550,012)

Shareholders’ equity at 30/09/2013	23,311,420	(189,975)	0	(189,975)	(15,953,998)	7,167,447	971,601	(12,976)	958,625	8,126,072

Shareholders’ equity at 01/01/2014	23,311,420	(16,889)	(17,435)	(34,324)	(49,299,634)	(26,022,538)	962,710	(26,993)	935,717	(25,086,821)

Movement on translation reserve	0	18,857	0	18,857	0	18,857	0	0	0	18,857
Loss for period ended September 30, 2014	0	0	0	0	(1,460,410)	(1,460,410)	0	(131,310)	(131,310)	(1,591,720)

Shareholders’ equity at 30/09/2014	23,311,420	1,968	(17,435)	(15,467)	(50,760,044)	(27,464,091)	962,710	(158,303)	804,407	(26,659,684)

PM GROUP

Condensed Consolidated Statement of cash flows for the nine-month period ended September 30, 2014 and 2013 (unaudited)

(in Euro)	9 M 2014	9 M 2013
Cash flows generated by operating activities
Net Loss for period	(1,591,720)	(3,550,012)
Adjustments made in order to reconciile net loss with the cash flows generated by operating activities
- Depreciation and amortization	2,801,958	3,425,856
- Impairment	0	158,024
- Deferred tax/Deferred tax income	(261,454)	(659,167)
- Expenses on derivatives	(471,609)	(968,618)
- Financial income recognized in Statement of Income	(235,625)	(399,484)
- Finance costs recognised in Statement of Income	4,376,442	5,529,618
- Change in Employee Severance Indemnity Provision and other employee benefits	(55,083)	(85,068)
Operating profit before changes in working capital	4,562,909	3,451,149
Effect of changes in assets and liabilities in net working capital
- Trade receivables	5,946,029	(4,544,166)
- Inventory	(6,230,700)	(3,435,372)
- Other current assets	(146,726)	269,889
- Trade payables	1,805,405	7,932,634
- Other current liabilities	(59,976)	638,771
- Tax receivables	(374,417)	(965,155)
- Tax payables	321,645	527,432
- Taxes paid during the period	(420,171)	(230,892)
- Other non current assets	5,673	10,851
- Provisions for risks and charges	418,624	(19,168)

Cash generated by operating activities (A)	5,828,295	3,635,973

Cash flows generated (absorbed) by investing activities
- Payments for property, plant and equipment	(622,801)	(749,127)
- Proceeds from disposal of property, plant and equipment	57,501	393,948
- Payments for intangible assets	(1,379,740)	(1,869,195)
- Interest received	6,657	3,054

Change in cash absorbed by investing activities (B)	(1,938,383)	(2,221,320)

Cash flows generated by operating activities after cash flows absorbed by investing activities (A-B)	3,889,912	1,414,653

Cash flows (absorbed) generated by financing activities
Short term financial payables and derivatives arranged (repaid)	(2,202,430)	3,003,998
Medium/long term financial payables and derivatives arranged (repaid)	(936,884)	(438,481)
Interest paid	(1,281,699)	(3,842,894)
Share capital increase and reserves paid in cash	0	(13,494)

Change in cash absorbed by financing activities	(4,421,013)	(1,290,871)

Movement on translation reserve	18,857	(2,395)
Increase (decrease) in cash and cash equivalents	(512,244)	121,387

Cash and cash equivalents at start of period	2,220,199	2,217,357

Cash and cash equivalents classified as assets held for sale at beginning of the period	69,668
Cash and cash equivalents classified as assets held for sale at end of the period	94,123

Cash and cash equivalents at end of period	1,683,500	2,338,744

PM GROUP

EXPLANATORY NOTES

General information

PM Group S.p.A. (the “Parent Company” or “Company” or “PM”) is a company which is subject to the laws of the Italian Republic. PM Group S.p.A. and its subsidiaries (“PM Group” or “Group”) operate primarily in Italy, France, Spain, Chile, Romania, Argentina and the United States of America. The Group manufactures: (i) truck mounted hydraulic knuckle boom cranes (“Business Unit PM”), (ii) truck mounted aerial platforms (“Business Unit Oil & Steel”) and (iii) structure, like scaffolding, formworks for walls and slabs (“Business Unit Pilosio”).

Structure and content of the condensed consolidated financial statements

The unaudited interim group condensed consolidated financial statements to which these explanatory notes relate (hereinafter: the “Interim Group Condensed Consolidated Financial Statements”) include: (i) the statements of income, comprehensive income, changes in equity and cash flows for the period ended September 30, 2014 and 2013 and (ii) the statements of financial position as of September 30, 2014 and December 31, 2013. The Interim Group Condensed Consolidated Financial Statements have been prepared in accordance with International Accounting Standard (“IAS”) 34 “Interim Financial Reporting”, as issued by the International Accounting Standard Board (“IASB”). The financial statements were authorized and approved on February 13, 2014 by Board of Directors. This basis of preparation was considered best to represent the balance sheet, income statement and financial situation of the Company and the Group:

•	Statement of financial position prepared with current assets/liabilities classified separately from non-current assets/liabilities;

•	Statement of income costs classified based on their nature;

•	Statement of cash flows prepared under the indirect method.

PM GROUP

Group organizational structure

The chart below shows the Group’s organizational structure as at September 30, 2014:

Significant Accounting Policies

Basis of preparation

Our interim Condensed Consolidated Financial Statements are unaudited. In the opinion of Group management, the financial statements include all known adjustments (which consist primarily of normal, recurring accruals, estimates and assumptions that impact the financial statements) necessary to present fairly the financial position at the balance sheet dates and the results of operations for the nine-month period then ended. The Condensed Consolidated Balance Sheet at December 31, 2013, presented herein, has been derived from our audited balance sheet included in our Group Consolidated Financial Statements for the fiscal year ended December 31, 2013, but does not include all disclosures required by IFRS. These financial statements should be read in conjunction with the Group consolidated financial statements and the related notes at December 31, 2013, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). The designation “IFRS” also includes all valid International Accounting Standards (“IAS”), as well as all interpretations of the IFRS Interpretation Committee, previously known as the International Financial Reporting Interpretations Committee (“IFRIC”), and before that the Standing Interpretations Committee (“SIC”). The results of operations for the nine-months ended September 30, 2014 are not necessarily indicative of operating results for the full year.

PM GROUP

These condensed consolidated financial statements have been presented in Euro which is the main currency in the countries where the PM Group companies conduct their business. A summary of the Group’s significant accounting policies is identified in the explanatory notes to the Group Consolidated Financial Statements at December 31, 2013. There have been no changes to the Group’s significant accounting policiies in the nine-month period ended September 30, 2014.

Foreign currencies

Financial statements expressed in currencies other than the Euro are translated into Euro. The exchange rates applied for 2014 and 2013 are shown below:

30/09/2014
Currency	Closing	Average
US Dollar	1.26	1.36
Romanian Lei	4.41	4.45
GB Pound	0.78	0.81
Chilean Peso	755.46	760.32
Argentinean Peso	10.65	10.82
Brazilian Real	3.08	3.10
Mexican Peso	17.00	17.78

30/09/2013
Currency	Closing	Average
US Dollar	1.35	1.32
Romanian Lei	4.46	4.41
GB Pound	0.84	0.85
Chilean Peso	682.17	643.17
Argentinean Peso	7.82	6.95
Brazilian Real	3.04	2.79

A full list of the investments included in the scope of consolidation at September 30, 2014 with details of shareholders’ equity and profit/loss for the period calculated in accordance with the applicable accounting standards is shown in the following table:

PM GROUP

Consolidated companies:

Name		Location	Country		Share Capital (local currency/000)	Shareholders’ equity (Euro/000)	Including profit (loss) for 2013 (Euro/000)	% interest held
1	PM Group	San Cesario sul Panaro	Italy	EUR	23,311	(25,921)	557
2	Autogru PM RO	Arad	Romania	RON	8,482	2,194	1	100.00%
3	PM North America	Rolling Meadows, Ill	USA	USD	25	112	(1)	100.00%
4	PM France	Chassieu	France	EUR	150	(374)	(6)	100.00%
5	PM Argentina	Buenos Aires	Argentina	ARS	60	238	25	100.00%
6	PM Deutschland	Ulm	Germany	EUR	25	34	1	100.00%
7	PM Chile	Santiago	Chile	CLP	19,742	(749)	(603)	100.00%
8	Oil & Steel	San Cesario sul Panaro	Italy	EUR	362	(6,529)	(917)	100.00%
9	PM Oil & Steel UK	London	UK	GBP	300	(9)	2	100.00%
10	PM Oil & Steel France	Chassieu	France	EUR	35	(193)	(80)	100.00%
11	PM Oil & Steel Iberica	Valencia	Spain	EUR	200	61	(42)	100.00%
12	Air Service	Modena	Italy	EUR	115	31	(46)	100.00%
13	Pilosio	Feletto Umberto	Italy	EUR	5,000	1,154	(32)	100.00%
14	Electroelsa	Poggibonsi	Italy	EUR	400	2,011	(328)	60.00%
15	PM Oil & Steel do Brasil	Sao Paulo	Brazil	BRL	600	183	(5)	100.00%
16	PM Oil & Steel Mexico	Mexico City	Mexico	MXN	350	(51)	(63)	100.00%

All Group companies are consolidated on a line-by-line basis.

At September 30, 2014, there were no changes to the scope of consolidation or to the percentage interests held in subsidiaries at December 31, 2013.

Going Concern

As disclosed in the Group Consolidated Financial Statements at December 31, 2013, in 2014, Management finalized an operation (the “Operation”) intended to restructure the financial indebtedness of the Group and restore the equity level. The Operation was to be implemented in accordance with Article 182 bis of the Bankruptcy Act and finalized on July 2014.

The main terms of the Operation have been included in Commitment Letters signed by Columna and Manitex, as well as in the PM Group and Oil & Steel Debt Restructuring Agreement signed by the creditor banks (collectively the “Agreement”). On November 18, 2014, the Courts in Modena approved the Agreement.

On January 15, 2015 Manitex completed the acquisition of PM Group and made a capital contribution of Euro 44.5 million in accordance with the terms of the Operation. On January 15, 2015, the sale of Pilosio was completed.

In view of the expected impact of the Operation and taking into account the difficult conditions in some of its main markets, the Group has prepared a new Business Plan for the period 2014 – 2017, which was approved by the holding company Board of Directors on June 10, 2014. The new Business Plan forecasts sufficient cash flows to meet the Group’s remaining obligations following the completion of the Operation.

After having evaluated the uncertainty regarding the economic environment, and the resulting uncertainty which inevitably affects the forecasts reflected in the Business Plan in relation to the Group’s future operating performance (in terms of both revenue and profitability), given the progress of the Operation, Management considers it probable that the Group’s economics and financial situation will be improved. For these reasons, Management reasonably believes that the Group has sufficient resources to continue to operate in the near future and, therefore, have prepared these condensed consolidated financial statements on a going concern basis.

PM GROUP

Recently Adopted Accounting Standards and Amendments

The Group has adopted the new standards and amendments, that are applicable from January 1, 2014, in the preparation of its unaudited interim condensed consolidated financial statements; their application did not have any effect on the unaudited interim condensed consolidated financial statements.

Comments on items in the Statement of Financial Position

ASSETS

Note 1—Tangible assets

The following tables show the opening balances, movements during the period ended September 30, 2014 and the closing balances for tangible assets:

(in Euro)	01/01/14	Exchange difference	Additions	Disposals	Reclassification	Depreciation	30/09/14
Cost
Land	4,683,525	5,246	0	0	0	0	4,688,771
Buildings	18,595,512	21,771	24,835	0	0	0	18,642,118
Plant and machinery	9,119,979	36,433	155,700	47,336	3,257	0	9,268,033
Industrial and commercial equipment	8,241,562	11,515	129,463	84,031	10,388	0	8,308,897
Other assets	4,225,103	-14,672	92,055	472,352	-1,124	0	3,829,010
Assets under construction and payments on advance	13,667	203	59,462	0	-13,645	0	59,687

Total Cost of Tangible Assets	44,879,348	60,496	461,515	603,719	-1,124	0	44,796,516

(in Euro)	01/01/14	Exchange difference	Additions	Disposals	Reclass.	Depreciation	30/09/14
Accumulated depreciation and impairment
Land	0	0	0	0	0	0	0
Buildings	6,479,062	38	0	0	0	447,653	6,926,753
Plant and machinery	7,540,939	25,940	0	45,029	0	312,582	7,834,432
Industrial and commercial equipment	7,947,233	9,292	0	84,031	0	149,606	8,022,100
Other assets	3,655,909	-1,106	0	444,452	-1,124	189,028	3,398,255

Total accumulated depreciation and impairment of tangible asset	25,623,143	34,164	0	573,512	-1,124	1,098,869	26,181,540

Net Book Value	19,256,205	26,332	461,515	30,207	0	-1,098,869	18,614,976

PM GROUP

Note 2—Goodwill

(in Euro)	30/09/14	31/12/13
Beginning balance	33,192,959	68,142,670

Reclassification of Asset held for sale	0	-20,078,655
Impairment	0	-14,871,056

Ending balance	33,192,959	33,192,959

As there were no indicators of a possible loss in value at September 30, 2014, compared with the previous evaluation, it was not necessary to carry out a new impairment test.

Note 3—Other intangible assets

The following tables show the opening balances, movements during the period ended September 30, 2014 and the closing balances for other intangible assets:

(in Euro)	01/01/14	Exchange difference	Additions	Reclassification	Amortization	30/09/14
Cost
Development costs	13,108,394	20	0	89,147	0	13,197,561
Patents and intellectual property rights	1,932,970	1	78,893	0	0	2,011,864
Concessions, licences, trademarks and similar	89,024	611	465	0	0	90,100
Assets in progress and payments on advance	983,629	0	874,213	-89,147	0	1,768,695
Other	280	0	90	0	0	370

Total	16,114,297	632	953,661	0	0	17,068,590

(in Euro)	01/01/14	Exchange difference	Additions	Reclassification	Amortization	30/09/14
Accumulated amortisation and impairment
Development costs	10,231,479	21	0	0	713,525	10,945,025
Patents and intellectual property rights	1,461,690	0	0	0	129,560	1,591,250
Concessions, licences, trademarks and similar	57,094	195	0	0	1,116	58,405
Assets in progress and payments on advance	648,052	0	0	0	0	648,052
Other	56	0	0	0	56	112

Total	12,398,371	216	0	0	844,257	13,242,844

Net Book Value	3,715,926	416	953,661	0	-844,257	3,825,746

Capitalized development costs relate to new products, as described in Note 17 below.

Assets in progress, at their completion, are amortized over five years, being the estimated useful life of the Group’s new products without any significant restyling processes.

PM GROUP

Note 4—Deferred tax assets

Management consider these deferred tax assets recoverable on the basis of the future profits contained in the Business Plan.

(in Euro)	31/12/2013	Statement of Income	30/09/2014
Provisions for risks and charges	135,962	5,047	141,009
Inventory	706,031	68,338	774,369
Provision for bad debts	273,354	4,400	277,754
Provision for losses on derivatives	576,023	-106,424	469,599
Tax losses	509,534	80,069	589,603
Interest expenses	3,495,267	228,028	3,723,295
Other	7,322	5,100	12,422

Deferred tax assets	5,703,493	284,558	5,988,051

Note 5—Inventory

For details of changes in each inventory category, see the figures highlighted in the Income Statement.

The following tables contain a breakdown of net inventory by category and movements on the inventory obsolescence provision (deducted directly from inventory):

(in Euro)	30/09/2014	31/12/2013
Raw, ancillary and consumable materials	14,067,616	10,162,235
Work in progress	635,845	680,084
Semi-finished goods	816,443	744,358
Finished goods	6,711,446	4,862,442
Inventory obsolescence provision	-2,422,084	-2,597,952

Inventory	19,809,268	13,851,167

Note 6—Current trade receivables

Current trade receivables are analyzed as follows:

(in Euro)	30/09/14	31/12/13
Current trade receivables	22,493,251	30,924,832
Other receivables	182,293	118,950
Provision for bad debts	-2,398,353	-2,522,082

Trade receivables	20,277,192	28,521,700

PM GROUP

Note 7—Cash and cash equivalents

Cash and cash equivalents are analyzed as follows:

(in Euro)	30/09/14	31/12/13
Cash on hand	16,442	20,704
Cheques	163,000	5,857
Bank and post office accounts	1,504,057	2,193,638

Cash and cash equivalents	1,683,500	2,220,199

LIABILITIES

Note 8—Non-current financial payables

Non-current financial payables are analyzed as follows:

(in Euro)	30/09/2014	31/12/2013
Non-current portion of loans payable	676,784	802,451
Payables to other lenders	40,916	335,100

Non-current financial payables	717,700	1,137,551

Payables to other lenders are broken down by due date as follows:

(in Euro)	within a year	between one and five years	Balance 30/09/2014	within a year	between one and five years	Balance 31/12/2013
Minimum payments due under finance leases	411,035	43,462	454,497	535,253	344,729	879,981
Interest element	-10,669	-2,547	-13,216	-27,481	-9,629	-37,110

Present value of minimum payments due under finance leases	400,366	40,916	441,282	507,772	335,100	842,872

The portion of these payables due within a year is classified under Current financial payables, as analyzed in Note 12.

Non current portion of loans payable are due within one and five years, as shown in the table below:

(in Euro)	30/09/2014	31/12/13
Loans Payable due after between 1 and 5 years	676,784	802,451

Non-current portion of loans payable	676,784	802,451

PM GROUP

A detailed breakdown of loans payable is shown in the following table:

Bank	Interest rate	Original Maturity	Type	Loan amount €/1000	O/S Princ. 30/09/14	current	non- current	security
CARISBO	Eur 3M + 2,50	12/31/2014	unsecured loan	1,000	259,338	259,338	—	none
BPER (ex B.ca CRV)	Eur 3M + 2,50	12/31/2014	unsecured loan	1,000	923,105	923,105	—	none
BPER	Eur 3M + 2,50	12/31/2014	unsecured loan	1,500	1,500,000	1,500,000	—	none
BNL	Eur 3M + 2,50	12/31/2014	unsecured loan	600	600,000	600,000	—	none
MPS	Eur 3M + 2,50	12/31/2014	unsecured loan	5,500	5,500,000	5,500,000	—	none
UNICREDIT	Eur 3M + 2,50	12/31/2014	unsecured loan	2,000	2,000,000	2,000,000	—	none
BPER / UNICREDIT	-	12/31/2015	deferred interest—Senior loan	2,862	2,862,200	2,862,200	—	none
BPER / UNICREDIT	Eur 6M + 2,36	1/30/2017	Secured loan—Senior loan	26,993	26,993,000	26,993,000	—	mortgage + pledge on shares
BPER / UNICREDIT	Eur 6M + 2,86	1/30/2017	Secured loan—Senior loan	30,000	30,000,000	30,000,000	—	mortgage + pledge on shares
CARISBO	Eur 3M + 2,50	12/31/2014	unsecured loan	500	129,354	129,354	—	none
BPER (ex B.ca CRV)	Eur 3M + 2,51	12/31/2014	unsecured loan	750	692,329	692,329	—	none
BPER	Eur 3M + 2,52	12/31/2014	unsecured loan	1,000	1,000,000	1,000,000	—	none
BNL	Eur 3M + 2,53	12/31/2014	unsecured loan	300	300,000	300,000	—	none
MPS	Eur 3M + 2,54	12/31/2014	unsecured loan	500	500,000	500,000	—	none
BPER / UNICREDIT	-	12/31/2015	deferred interest—Senior loan	270	269,977	269,977	—	none
BPER / UNICREDIT	Eur 6M + 2,36	1/30/2017	Secured loan—Senior loan	5,807	5,807,000	5,807,000	—	pledge on shares
BANCA ITALO ROMENA	Eur 3M + 5%	6/30/2015	Secured loan	800	680,185		680,185	mortgage
DEBT ISSUANCE COSTS						-339,346

TOTAL					80,016,488	78,996,957	680,185

At September 30, 2014, the Group was not in compliance with covenants set out by the loan agreements, and resulted in the Group defaulting on its loans payable to the creditor banks totaling Euro 78,997 thousand. Consequently, the balance in default has been reclassified to current financial payables in the consolidated financial statements.

The mortgage refers to the Oil & Steel S.p.A. factory located in S. Cesario sul Panaro (MO). The pledge refers to the 100% Oil & Steel S.p.A. and Pilosio S.p.A. shares, held by PM Group S.p.A.

Note 9—Employee benefits

Movements on the employee severance indemnity / TFR provision during the period, including the effects of the actuarial valuation of the TFR, were as follows:

(in Euro)	31/12/13	Increases	Decreases	30/09/14
Employee severance indemnity / TFR	1,413,558	459,227	520,041	1,352,744

Note 10—Provisions for risks and charges

Movements on provisions for risks and charges in 2014 were as follows:

(in Euro)	31/12/13	Increases	Decreases	30/09/14
Product warranty provision	851,000	16,074	0	867,074
Prov. for retirement benefits & similar obligations	80,806	0	0	80,806
Other provisions	505,519	0	25,519	480,000

Provisions for risks and charges	1,437,325	16,074	25,519	1,427,880

PM GROUP

The “Provision for retirement benefits and similar obligations” represents the potential liability towards agents in the event that the agency relationship is terminated by the Group companies or if the agents retire.

The “Provision for product warranty risks” has been updated based on estimated requirements.

Note 11—Provision for deferred taxes

(in Euro)	31/12/2013	Statement of Income	30/09/2014
Accelerated depreciation	83,264	0	83,264
Goodwill	1,696,163	159,015	1,855,178
Amortization from merger	704,460	0	704,460
TFR under IAS	66,058	0	66,058
Out of period income due to change of rate	-228,888	0	-228,888
Leasehold improvements	140,683	0	140,683
Finance leases (IAS 17)	505,574	0	505,574
Reversal of depreciation of land/building O&S	57,999	0	57,999
Other	12,999	0	12,999

Total	3,038,312	159,015	3,197,327

The deferred tax provision (Euro 3,197 thousand at September 30, 2014) largely relates to the deferral of gains realized on disposal of tangible assets held for more than three years, accelerated depreciation charged for tax purposes only until 2007 and the tax effects of the transition to IAS/IFRS.

Note 12—Current financial payables

(in Euro)	30/09/2014	31/12/2013
Bank overdrafts, loans, advance on invoice and notes	20,456,093	20,734,487
Current portion of loans payable	78,996,957	78,920,702
Payables to other lenders	400,366	507,772

Current financial payables	99,853,416	100,162,961

Payables to other lenders represents the amount due within a year and mainly relates to the current portion of Euro 349 thousand payable to Medioleasing (formerly Banca Marche) under the real estate finance lease entered into for the Oil & Steel factory in San Cesario sul Panaro (MO), Via Verdi 22 at September 30, 2014. As further described in Note 8, the Group defaulted on its loans payable to the creditor banks totaling Euro 78,997 thousand at September 30, 2014. Consequently, the balance in default has been reclassified to current financial liabilities in the financial statements.

PM GROUP

The fair value of the current portion of loans payable is assumed to be equal to Euro 40,420 thousand plus 860 thousand of Manitex shares. The fair value was determined to be the residual value of current portion of loans payable at September 30, 2014 (Euro 78,997 thousand) resulting from the restructuring of the financial indebtedness of the Group upon completion of the Operation. Please refer to the note related to the going concern assumption for more details on terms of the Operation.

Note 13—Liabilities for financial instruments and derivatives

(in Euro)	30/09/2014	31/12/2013
Interest rate hedges	1,728,343	2,141,069

Liabilities for financial instruments and derivatives	1,728,343	2,141,069

The Group uses financial instruments available on the market (including derivatives) solely in order to minimize its cost of borrowing and hedge the risk of interest rate and exchange rate fluctuations.

In accordance with IAS 32, IAS 39 and IFRS 7, these contracts have been recorded under “Liabilities for financial instruments and derivatives” (with a contra-entry to the Income Statement) in the amount of Euro 1,728 thousand which represents the fair value of the contracts at the reporting date. The change in fair value of these contracts is recorded in the financial income/expenses and exchange gains/losses captions of the Interim Condensed Consolidated Statement of Income.

At September 30, 2014, there were no transactions for the forward sale or purchase of currency.

Note 14—Current trade payables

Current trade payables (including invoices to be received from suppliers) are analyzed as follows:

(in Euro)	30/09/2014	31/12/2013
Trade payables	23,046,403	22,131,036

Current trade payables	23,046,403	22,131,036

PM GROUP

Comments on main Income Statement items

Note 15—Revenue from operating activities

Revenue from operating activities is analyzed below:

(in Euro)	9M 2014	9M 2013
Revenue from operating activities	52,137,327	49,039,645
Revenue from services	1,167,565	1,471,649
Rental income	101,193	114,702
Other revenue from operating activities	135,505	149,353

Revenue from operating activities	53,541,589	50,775,349

Note 16—Other revenue and income

Other revenue and income are analyzed as follows:

(in Euro)	9M 2014	9M 2013
Compensation for damages	58,014	2,080
Gains on disposal	7,656	16,088
Freight services	789,820	870,841
Other	615,099	354,236

Other revenue and income	1,470,589	1,243,245

“Freight Services” mainly includes revenues related to organization of freight service to customers. “Other” primarily includes sundry charges to customers.

Note 17—Increases in non-current assets due to capitalization of internal costs

This caption regards the capitalization of materials, services and labor costs incurred for the internal construction of equipment and the development of new products, as shown in the following table:

(in Euro)	9M 2014	9M 2013
Increases in industrial equipment	12,174	23,850
Increases in development costs	874,213	1,533,552

Increases in non-current assets due to capitalisation of internal costs	886,388	1,557,402

PM’s research and development activities focus on the introduction into the product range new series of light weight high performance cranes.

PM GROUP

Note 18—Costs of raw materials

Costs of raw materials are analyzed as follows:

(in Euro)	9M 2014	9M 2013
Finished goods	4,637,379	3,600,513
Raw materials	28,975,463	22,551,672
Packaging and consumable materials	372,720	406,504
Change in inventory of raw materials and goods	-3,778,640	-840,688

Total Costs of raw material	30,206,923	25,718,000

Note 19—Costs for services

Costs for services are analyzed as follows:

(in Euro)	9M 2014	9M 2013
Outsourced production	3,037,617	3,088,466
Transport/freight	1,439,896	1,507,329
Agents’ commission	376,282	343,002
Legal and consulting costs	1,387,357	1,505,860
Utilities and other industrial services	617,734	648,891
Insurance	353,670	358,440
Repairs and maintenance	196,389	194,888
Marketing, trade fairs and advertising	358,127	597,455
Board of Statutory Auditors’ fees	68,687	73,932
Other costs for services	1,432,911	1,462,712
Technical assistance	380,967	395,123

Costs for services	9,649,637	10,176,099

Note 20—Personnel costs

(in Euro)	9M 2014	9M 2013
Wages and salaries	8,659,470	9,681,131
Directors’ remuneration and benefits	215,062	196,101
Social contributions	2,640,837	2,653,973
TFR, retirement benefits and similar	459,227	503,983
Other costs	427,714	348,824

Personnel costs	12,402,311	13,384,012

PM GROUP

The Group’s average headcount, by employee category, is shown in the following table:

	9M 2014	9M 2013
Managers	13	12
Staff	552	566

Total	565	578

Figures for the Pilosio BU are included for the sake of completeness. The related costs are included in the operating expenses detailed in Note 26.

Note 21—Other operating expenses

Other operating expenses are analyzed as follows:

(in Euro)	9M 2014	9M 2013
Rental of industrial and office buildings	523,636	540,479
Operating leases	238,656	337,396
Losses on disposals	238	0
Taxes other than income taxes	334,619	287,651
Bad debts	16,910	-6,350
Other operating expenses	337,964	809,334

Other operating expenses	1,452,021	1,968,510

Note 22—Depreciation, amortization and impairment of non-current assets

(in Euro)	9M 2014	9M 2013
Amortization of intangible assets	844,257	1,306,094
Depreciation of tangible assets	1,098,869	1,220,438
Impairment of tangible assets	0	158,024

Depreciation, amortization and impairment of non-current assets	1,943,126	2,684,556

Certain tangible assets have been impaired as the related fair value resulting from their sale was lower that their carrying amount.

Note 23—Provisions

These may be analyzed as follows:

(in Euro)	9M 2014	9M 2013
Provision for bad debts	54,818	45,490
Provions for risks	16,074	0
Other provisions	-25,519	3,962

Total	45,374	49,452

PM GROUP

“Provisions for risks” primarily relate to amounts allocated to the product warranty provision. “Other provisions” relate to favorable adjustments to provisions accrued in previous periods settled by the Group during 2014 amounting to approximately Euro 20 thousand. Amounts were recorded in “Other operating expenses”.

Note 24—Financial income and expenses

(in Euro)	9M 2014	9M 2013
Interest income on bank accounts	2,829	4,150
Interest income from customers	5,832	2,438
Income from derivatives	412,932	878,094
Other financial income	10,204	14,312
Financial income	431,797	898,993
Financial expenses on loans and finance leases	1,630,853	1,686,483
Financial expenses on current liabilities	489,364	490,700
Financial expenses on derivatives	552,766	609,493
Other interest and expenses	68,390	68,865
Bank charges	377,499	471,573
Financial expenses	3,118,872	3,327,114
Exchange gains—realized	359,943	256,052
Exchange gains—unrealized	674,592	274,047
Exchange losses—realized	635,852	429,795
Exchange losses—unrealized	621,350	1,059,238
Net exchange losses	-222,667	-958,934

Financial income and expenses	-2,909,742	-3,387,056

Note 25—Taxes on income

Tax for the nine month period is charged on the base of the best estimate of the average annual effective tax rate expected for the full year, applied to the pre-tax loss of the nine month period.

Note 26—Assets and liabilities held for sale. Profit/Loss from discontinued operations

The Interim Condensed Consolidated Financial Statements, include the assets and liabilities of Pilosio S.p.A. and its subsidiaries. On January 15, 2015 Pilosio was sold to a company owned by Columna at a price of Euro 1,000 thousand as previously described in the Group Consolidated Financial Statements at December 31, 2013.

As a result of the above, the Condesed Consolidated Statement of Income includes “Profit/Loss from discontinued operations” related to Pilosio, representing the loss of the discontinued operations, net of tax effects.

In accordance with IFRS 5, we provide below details of (i) the assets held for sale and the related liabilities at September 30, 2014, (ii) the items forming part of the discontinued operations/activities for the period ended September 30, 2014, and September 30, 2013, and (iii) cash flow information related to the discontinued operations for the period ended September 30, 2014 and 2013.

PM GROUP

ASSETS HELD FOR SALE
(in thousands of Euro)	30.09.2014	31.12.2013
NON-CURRENT ASSETS
Tangible assets	3,171	3,651
Goodwill	6,975	6,975
Other intangible assets	1,134	979
Investments in subsidiaries and other entities	2	2
Deferred tax assets	1,337	1,203
Other non-current assets	314	299

Total non-current assets	12,932	13,108

CURRENT ASSETS
Inventory	12,881	12,608
Current trade receivables	19,484	17,113
Current tax receivables	408	1,027
Cash and cash equivalents	94	70
Other current assets	1,000	715

Total current assets	33,866	31,532

TOTAL ASSETS HELD FOR SALE	46,799

(in thousands of Euro)	9/30/2014	9/30/2013
Revenue from operating activities	30,656	34,685
Other revenue	902	4,299
Operating expenses	-29,635	-36,208
Depreciation, amortization and writedowns	-1,151	-1,121
Financial income and expenses	-759	-775
Taxes in income	-373	-516

PROFIT/ (LOSS) FROM DISCONTINUED OPERATIONS	-360	364

(in thousands of Euro)	9/30/2014	9/30/2013
Cash flows generated by operating activities
Profit (Loss) for period before non-controlling interests	(360)	364
Adjustments made in order to reconciile net profit (loss) with the cash flows generated by operating activities	729	901
Operating profit (loss) before changes in working capital	369	1,265
Effect of changes in assets and liabilities in net working capital	(208)	516

Change in cash generated (absorbed) by operating activities (A)	161	1,781

Cash flows generated (absorbed) by investing activities (B)	(534)	(624)

Cash flows generated (absorbed) by operating activities after cash flows absorbed by investing activities (A-B)	(373)	1,157

Cash flows (absorbed) generated by financing activities	397	(1,075)

Increase (decrease) in cash and cash equivalents	24	82

Cash and cash equivalents at start of period	70	604

Cash and cash equivalents at end of period	94	686

	30.09.2014	31.12.2013
NON-CURRENT LIABILITIES
Non-current financial payables	807	1,324
Employee benefits	1,103	1,097
Provisions for risks and charges	1,375	1,397
Deferred tax liabilities	53	54

Total non-current liabilities	3,339	3,873

CURRENT LIABILITIES
Current financial payables	24,740	23,767
Liabilities for financial instruments and derivatives	49	108
Current tax payables	377	261
Dividends payable	300	300
Current trade payables	11,681	10,676
Other current liabilities	4,738	3,721

Total current liabilities	41,884	38,832

TOTAL LIABILITIES HELD FOR SALE	45,223

Note 27—Fair Value measurement

IFRS 13 establishes a fair value hierarchy which classifies on three levels the inputs of the valuation techniques adopted to measure fair value. The fair value hierarchy gives highest priority to the quoted prices (unadjusted) on active markets for identical assets or liabilities (Level 1 inputs) and lowest priority to unobservable inputs (Level 3 inputs). In some cases, the inputs used to measure the fair value of an asset or liability could be classified on several levels of the fair value hierarchy. In such cases, the fair value measurement is classified entirely on the same hierarchy level where the lowest level input that has a significant impact o the valuation.

PM GROUP

The levels used in the hierarchy are:

•	Level 1 inputs are quoted prices (unadjusted) on active markets for identical assets or liabilities that the entity can access at the measurement date;

•	Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly;

•	Level 3 inputs are unobservable inputs for the asset or liability.

The following table shows the fair value hierarchy of Assets and Liabilities measured at fair value at September 30, 2014:

(in Euro)	Level 1	Level 2	Level 3	Total 30/09/2014
Liabilities for derivative financial instruments	0	-1.728.343	0	-1.728.343

Total	0	-1.728.343	0	-1.728.343

Liabilities for derivative financial instruments did not change fair value hierarchy between December 31, 2013 and September 30, 2014.

The fair value of Liabilities for derivative financial Instruments is included in Level 2 of the fair value hierarchy and has been estimated with discounted cash flows models. The main inputs used are forward interest rates (from observable yield curves at the end of the reporting period), and contract interest rates, discounted at a rate that reflects the credit risk of various counterparties.

At December 31, 2013 assets and liabilities held for sale, related to the Business Unit Pilosio, were valued at fair value and disclosed in Level 3 of the fair value hierarchy. At September 30, 2014 assets and liabilities held for sale are no longer valued at fair value because at that date, as consequence of the loss incurred by Pilosio during the first nine month of 2014, their carrying amounts are lower of their fair value less costs to sell.

For financial instruments represented by short-term receivables, payables, and financial payables for which the present value of future cash flows does not differ significantly from carrying value, the carrying value is a reasonable approximation of the fair value. In particular, the carrying amount of Current receivables, Other current assets, Trade payables and Other current liabilities, approximates their fair value. The fair value of the financial payables has been disclosed in Note 12.

For other Statement of Financial Position items the carrying amount represents a reasonable approximation of fair value at September 30, 2014.

San Cesario sul Panaro, February 13, 2015

FOR THE BOARD OF DIRECTORS
THE PRESIDENT
David J. Langevin

PM GROUP